UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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[   ]Definitive Information Statement

American Rebel Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

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AMERICAN REBEL HOLDINGS, INC.

718 THOMPSON LANE, SUITE 108-199

NASHVILLE, TENNESSEE 37204

INFORMATION STATEMENT

IN LIEU OF SPECIAL OR ANNUAL MEETING OF STOCKHOLDERS

Dear American Rebel Holdings, Inc. Stockholder:

The purpose of this letter and the enclosed Information Statement is to inform you that stockholders holding shares of Series A Convertible Preferred Stock (the “Series A Preferred”), representing in excess of a majority of the outstanding shares of common stock of American Rebel Holdings, Inc. have executed a written consent (the “Written Consent”) in lieu of a special or annual meeting to effectuate the following (the “Actions”):

1.Amend and Restate American Rebel’s Articles of Incorporation to increase its authorized shares of common stock from 100,000,000 shares to 600,000,000 shares, increase its authorized shares of preferred stock from 1,000,000 shares to 10,000,000 shares and to elect not to be governed by NRS 78.411 to 78.444,

2.Elect four members to the Board to serve additional terms, and

3.Ratify the appointment of BF Borgers CPA PC as American Rebel’s independent public accountant for the year ended December 31, 2021.

A copy of the amendment to the Articles of Incorporation is attached hereto as Exhibit A (the “Amended Articles”).

Pursuant to Rule 14c-2 of the Exchange Act, the Actions will become effective on or after June __, 2021, which is 20 calendar days following the date we first mail the Information Statement to our stockholders. As soon as practicable after such date, we intend to file the Amended Articles with the Nevada Secretary of State.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder. As described in this Information Statement, the Actions have been approved by stockholders representing more than a majority of the voting power of our outstanding Common Stock. We are not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement in its entirety for a description of the Actions approved by certain stockholders holding more than a majority of the voting power of our outstanding Common Stock.

The Information Statement is being mailed on or about June __. 2021 to stockholders of record as of May 28, 2021.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Yours truly,

Ronald A. Smith
Chairman

Nashville, Tennessee

June __, 2021

AMERICAN REBEL HOLDINGS, INC.

718 THOMPSON LANE, SUITE 108-199

NASHVILLE, TENNESSEE 37204

INFORMATION STATEMENT

(Dated _____ __, 2021)

NO VOTE OR OTHER ACTION OF AMERICAN REBEL’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

American Rebel Holdings, Inc. is furnishing this information statement (the “Information Statement”) to its stockholders in full satisfaction of any notice requirements American Rebel may have under the Securities and Exchange Act of 1934, as amended, and applicable Nevada law (the “NRS”). No additional action will be undertaken by American Rebel with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the NRS, are afforded to American Rebel’s stockholders as a result of the adoption of the resolutions contemplated herein.

The Information Statement is being mailed on or about ______ __, 2021 to the holders of record at the close of business on May 28, 2021 (the “Record Date”), of the common stock of American Rebel Holdings, Inc., a Nevada corporation (“American Rebel”), in connection with actions approved by written consent (the “Written Consent”) in lieu of an annual or special meeting to effectuate the following (the “Actions”):

•Amend and Restate American Rebel’s Articles of Incorporation to increase its authorized shares of common stock from 100,000,000 shares to 600,000,000 shares, increase its authorized shares of preferred stock from 1,000,000 shares to 10,000,000 shares and to elect not to be governed by NRS 78.411 to 78.444,

•Elect four members to the Board to serve additional terms, and

•Ratify the appointment of BF Borgers CPA PC as American Rebel’s independent public accountant for the year ending December 31, 2021.

This Information Statement is being mailed on or about June __, 2021 to American Rebel’s stockholders of record as of the Record Date.

The entire cost of furnishing this Information Statement will be borne by American Rebel. American Rebel will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of its common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

The corporate offices of American Rebel are located at 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204 and American Rebel’s telephone number is (833) 267-3235.

Except as otherwise described herein, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, other than election of office, direct or indirect, by security holdings or otherwise, in the Actions, which is not shared by all other holders of American Rebel’s common stock.

The Amendments to the Articles of Incorporation will be effective when the Amended Articles are filed with the Nevada Secretary of State. American Rebel will not make such filing until on or after June __, 2021, a date that is 20 calendar days after this Information Statement is first sent to its stockholders.

Under the NRS, American Rebel stockholders are not entitled to dissenters’ rights with respect to the Actions.

No security holders have transmitted any proposals to be acted upon by American Rebel.

VOTE REQUIRED AND INFORMATION ON VOTING STOCKHOLDERS

We are not seeking consents, authorizations or proxies from you.

As of the date of the Written Consent, American Rebel had 79,466,563 shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On May 21, 2021, the following consenting Voting Stockholders owning a total of 100,000 shares of our Series A Preferred stock, whereby each share is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred stock on all matters presented to the stockholders of the Corporation for stockholder vote, thereby allowing such Series A Preferred stock to cast votes totaling 100,000,000 shares of common stock (which exceeds the number of shares of common stock outstanding by approximately 126%), delivered the executed Written Consent authorizing the Actions described herein. The consenting Voting Stockholders’ names, affiliation with the Company and holdings are as follows:

Name	Affiliation with the Company	Number of Voting Shares	% of Total Voting Shares
Charles A. Ross, Jr.	Director, CEO	50,000,000	27.86%
Doug Grau	Director, President	50,000,000	27.86%
Total		100,000,000	55.72%

Pursuant to the Company’s existing Bylaws and the NRS, the holders of the issued and outstanding shares of our Common Stock, or Preferred Stock voting rights, representing a majority of our voting power may approve and authorize the Actions by written consent as if such Actions were undertaken at a duly called and held meeting of stockholders. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Actions, and in order to effectuate the Actions as early as possible, the Board elected to utilize, and did in fact obtain, the Written Consent of the Voting Stockholders. The Written Consent satisfies the stockholder approval requirement for the Actions. Accordingly, under the NRS and the Bylaws, no other approval by the Board or stockholders of the Company is required in order to effect the Actions.

ACTION 1. AMEND AND RESTATE ARTICLES OF INCORPORATION

Our Articles have only been amended once (to change our name) since we were incorporated on December 15, 2014, when we filed a one-page Articles of Incorporation with the Nevada Secretary of State. Changes in the business and in the law have not been reflected in the Articles, and consequently, they need to be revised. We believe the Amended Articles, in the form attached hereto, better reflect our status as a public company.

The material changes to be reflected in the Amended Articles are:

(a)increase our authorized common stock to 600,000,000 shares;

(b)increase our authorized preferred stock to 10,000,000 shares;

(c)elect to not be governed by NRS 78.378 to 78.3793 (Acquisition of Controlling Interest); and

(d)elect to not be governed by NRS 78.411 to 78.444 (Combinations with Interested Stockholders)

Increase in Authorized Shares of Common Stock

Existing Articles

The total number of shares of Common Stock authorized under the existing Articles of Incorporation of the Company, as in effect prior to the completion of the Actions, is 100,000,000 shares. The total number of shares of Preferred Stock authorized under the existing Articles of Incorporation of the Company, as in effect prior to the completion of the Actions, is 1,000,000 shares.

Amended Articles

The total number of shares of Common Stock authorized under the Amended Articles will be 600,000,000 shares. The total number of shares of Preferred Stock authorized under the Amended Articles will be 10,000,000 shares.

Reasons for and Principal Effects of Amendment

The Board believes that the increase in the number of shares of authorized capital stock is necessary in order to support the continued growth of the Company. To date, the Company has supported its operations primarily through sales of shares of its common stock, including sales of derivative securities that give the holder rights to acquire shares of the Company’s common stock. Such derivative securities include warrants to purchase shares of common stock and convertible debt instruments that are convertible into shares of common stock.

The Board anticipates that the Company will continue to sell shares of its common stock, common stock-based derivative securities and shares of newly authorized Series B Convertible Preferred Stock in order to support its operations. As a result, the Board has determined that it is necessary to increase the number of authorized shares of capital stock that the Company is authorized to issue in order to accommodate the Company’s continued financing activity and existing obligations under its outstanding derivative securities. Accordingly, the Voting Stockholders approved the increase in number of authorized shares of Common Stock in order to accommodate for any such share issuances.

Furthermore, the Voting Stockholders voted in favor of the amendment to increase the authorized shares of Common Stock to 600,000,000 and shares of Preferred Stock to 10,000,000, in order to improve the Company’s financial flexibility with respect to the Company’s capital structure by having additional shares for future equity financings and acquisitions. The additional shares of authorized Common and Preferred Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company’s business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. Notwithstanding the foregoing, the Company has no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by the Company that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

The Company’s stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of Common or Preferred Stock, but will experience dilution to the extent additional shares are issued in the future.

Having an increased number of authorized but unissued shares of Common and Preferred Stock would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in the Company’s capitalization. The issuance of additional shares of Common or Preferred Stock may, if such shares are issued at prices below what current stockholders’ paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of Common or Preferred Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Voting Stockholders that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued. Following the amendment, we will be authorized to issue a total of 10,000,000 shares of “blank check” preferred stock and have designated: 100,000 shares of Series A Preferred Stock (which contain voting rights of 1,000-to-1) and 250,000 shares of Series B Convertible Preferred Stock. Our Board of Directors can determine the rights, preferences, privileges, and restrictions granted to, or imposed upon, the shares of preferred stock and to fix the number of shares constituting any series and the designation of such series. It is possible that our Board of Directors, in determining the rights, preferences and privileges to be granted when the preferred stock is issued, may include provisions that have the effect of delaying, deferring, or preventing a change in control, discouraging bids for our Common Stock at a premium over the market price, or that adversely affect the market price of and the voting and other rights of the holders of our Common Stock.

Shares of authorized and unissued Common or Preferred Stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional Common or Preferred Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of Common or Preferred Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Articles of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of Common or Preferred Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Combinations with Interested Stockholders

Existing Articles

Currently, the Company is not subject to the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the NRS because the Company has fewer than 200 record holders.

The “Combinations with Interested Stockholders” provisions of the NRS provide that, subject to certain exceptions, a Nevada corporation that has 200 or more stockholders of record may not engage in a combination with any person that owns 10 percent or more of the voting shares of the corporation for 2 years after the date that such person first became an interested stockholder unless:

•the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors before the person first became an interested stockholder; or

•the combination is approved by the board of directors and, at or after that time, the combination is approved at an annual or special meeting of stockholders, by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder.

The existing Articles of Incorporation of the Company do not contain a provision opting out of such rules. Consequently, in the event that the Company were to have 200 or more record holders in the future, the Company would be subject to such rules.

Amended Articles

The NRS allow a Nevada corporation to elect in its Articles of Incorporation not to be governed by the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the NRS. The Board and the Voting Stockholders believe that it is in the best interests of the Company and its stockholders not to be restricted by such rules. The Amended Articles contain a provision opting out of such rules.

ACTION 2. ELECTION OF DIRECTORS

American Rebel stockholders generally elect the members of the board of directors annually. American Rebel’s board of directors at the time of the Written Consent consisted of four members; Charles A. Ross, Jr., Doug Grau, Corey Lambrecht and Ronald A. Smith. The election of American Rebel directors required a plurality of the votes cast in person or by proxy at an annual meeting or by a majority consent of American Rebel’s stockholders in accordance with the NRS and Bylaws. In accordance with the Written Consent, stockholders holding the Series A Preferred stock, representing more than a majority of American Rebel’s outstanding shares of common stock, voted to elect the four existing persons stated above as board members.

Name	Positions Held with the Company	Age	Date First Elected or Appointed
Charles A. Ross, Jr.	CEO, principal executive officer, treasurer, principal financial officer	54	June 9, 2016
	and principal accounting officer

Doug E. Grau	President and Director	58	February 12, 2020

Corey Lambrecht	Director	51	February 12, 2020

Ronald A. Smith	Newly appointed Chief Operating Officer and Chairman of the Board	60	April 9, 2021

Charles A. Ross, Jr., CEO, CFO

Mr. Ross is currently the Company’s CEO, CFO, and a Director. He has held these positions since June 20, 2016. He is responsible for all duties required of a corporate officer and the development of the business. From December 15, 2014 through April 9, 2021, Mr. Ross served as the sole officer and director of American Rebel, Inc. He now serves as Secretary/Treasurer and a director. American Rebel, Inc. has developed a product line of concealed carry products that officially launched at the 2017 NRA Convention April 27 – 30 in Atlanta, GA. Prior to founding American Rebel, Inc. Mr. Ross founded many companies including Digital Ally, Inc., which he established in 2004. In addition to his entrepreneurial accomplishments, Mr. Ross served as host for ten years of his own television show, Maximum Archery, where he bowhunted all over the world including traditional hunts and some of the world’s most dangerous game. Maximum Archery evolved into his new show, American Rebel, that aired for two years which featured Mr. Ross’s music, patriotism, his support of the 2nd Amendment and celebrated the “American Rebel Spirit” in all of us. Mr. Ross has released three CDs and the single off his third CD, Time to Fight, is a duet with country supergroup Little Texas entitled “Back on the Backroads.” “Back on the Backroads” has received airplay on radio stations across the United States and internationally. Previous singles released by Mr. Ross include “Cold Dead Hand,” “Rebel,” and “What We Do For Fun Around Here.”

Doug E. Grau, President

Mr. Grau is currently our president and a director. He also serves as a director of American Rebel, Inc., our wholly-owned operating subsidiary. Mr. Grau has produced CEO Andy Ross’s three CDs and has worked with Andy in various capacities for eleven years. Mr. Grau worked as an executive at Warner Bros. Records in Nashville for fifteen years, developing the talents of Travis Tritt, Little Texas, David Ball, Jeff Foxworthy, Bill Engvall, Larry the Cable Guy, Ron White, and others. Mr. Grau graduated from Belmont University in Nashville, TN in 1985 with a Bachelor’s degree in Business Administration.

Corey Lambrecht, Director

Mr. Lambrecht is a 20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing, interactive technology services in addition to holding public company executive roles with responsibilities including day-to-day business operations, management, raising capital, board communication and investor relations. He is a Certified Director from the UCLA Anderson Graduate School of Management accredited Directors program. Since 2007 he has been a Director of CUI Global, Inc. (NASDAQ: CUI) and has served multiple terms on the Audit Committee and currently serves as the Compensation Committee Chairman. Mr. Lambrecht served on the Board of ORHub, Inc. (OTC: ORHB) from July 2016 through December 2019. On January 17, 2020, Mr. Lambrecht was appointed to serve as the Chief Financial Officer for Singlepoint Inc. (OTC: SING) and he previously served as a Board Member for Lifestyle Wireless, Inc. which, in 2012 merged into Singlepoint. In December 2011 he joined the Board of Guardian 8 Holdings, a leading non-lethal security product company, serving until early 2016. He most recently served as the President and Chief Operating Officer at Earth911 Inc., a subsidiary of Infinity Resources Holdings Company (OTC: IRHC) from January 2010 to July 2013.

Ronald A. Smith, COO and Chairman

Mr. Smith was appointed as Chief Operating Officer and Chairman on April 9, 2021. He also serves as CEO/President and a director of American Rebel, Inc., our wholly-owned operating subsidiary. Ronald Smith brings nearly 40 years of experience in company management to his position as CEO of American Rebel. For more than 23 years, he was the Owner/President of LADS Pet Supplies, a premium pet supplies wholesale distributor in the northeastern US that his parents founded in 1963. His role consisted of overseeing all facets of the business including sales and marketing, warehouse operations and shipping, and accounting and finance. Ronald provided a vision for growth and development of the business in a competitive, rapidly growing marketplace. It was Ronald’s leadership that helped guide their team to successfully grow and develop many start-up products into brand leaders in their category and vastly expand the business his parents had founded. As a respected distributor in the industry, he was able to foster business relationships with hundreds of business partners, including Proctor & Gamble, Mars and Bayer. After his nearly 40 years of experiencing the industry evolve into one of the largest and fastest growing sectors, Ronald sold his business to a national distribution company and retired from the pet supplies industry. His passion is developing strong relationships with brands that fall in the independent retail channel and Ronald is excited to use his experience and passion to help build the American Rebel brand into a category leader in the independent channel.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of the date of this information statement they were not current in their filings.

Code of Ethics

We have not adopted a code of ethics for our principal executive and financial officers. Our board of directors intends to address this issue in the future and adopt a code of ethics as appropriate. In the meantime, our management intends to promote honest and ethical conduct, full and fair disclosure in our reports to the SEC and comply with applicable governmental laws and regulations.

Corporate Governance

We are a smaller reporting company and, as a result, we did not have a standing nominating committee for directors, nor did we have an audit committee with an audit committee financial expert serving on that committee, nor did we have a compensation committee. Our entire board of directors acted as our nominating, audit, and compensation committees. Our board of directors intends to address these issues in the future and enact committees as appropriate.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular director may send a letter to the Secretary of the Company at 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual Directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or Directors.

Current Officers and Directors

The following table sets forth the names and positions of American Rebel’s executive officers and directors as of the date of the Written Consent.

Name	Positions Held with the Company	Age	Date First Elected or Appointed
Charles A. Ross, Jr.	CEO, principal executive officer, treasurer, principal financial officer	54	June 9, 2016
	and principal accounting officer

Doug E. Grau	President and Director	58	February 12, 2020

Corey Lambrecht	Director	51	February 12, 2020

Ronald A. Smith	Newly appointed Chief Operating Officer and Chairman of the Board	60	April 9, 2021

See resumes above.

SIGNIFICANT EMPLOYEES

Name	Positions Held with the Company	Age
Nathan Findley	President, American Rebel Safes	44

Brett Lafferty	National Sales Manager, American Rebel Safes	37

Jordan Bath	Director of Operations, American Rebel Safes	28

Rocco LaVista	Newly appointed VP of Business Development	49

Nathan Findley, President, American Rebel Safes

Nathan joins American Rebel with 10+ years of outdoor and firearms industries experience. Most recently, he served as Director of Sales and Product Development with Liberty Safe. That opportunity stemmed from the acquisition of 9g Products by Liberty Safe where Nathan had a wide range of responsibilities including Product Development, Sourcing and Procurement, and New Dealer Business. His education background includes engineering at Kansas State University and business at Johnson County Community College.

Brett Lafferty, National Sales Manager, American Rebel Safes

Prior to joining American Rebel in January 2019, Brett was Regional Sales Manager for Liberty Safe, responsible for sales in AR, KY, LA, MS, TN. Brett has expanded his territory at American Rebel and he is often travelling to visit accounts or attend trade shows. Brett has been instrumental in the launch of the industry’s first inventory control safe, the AR-INV.

Jordan Bath, Director of Operations, American Rebel Safes

Jordan joins American Rebel with knowledge and experience in the outdoor industry. He gained this through his work with Liberty Safe and hopes to make American Rebel a household name for safes, concealed carry products and more. In his spare time, he can be found anywhere from BBQ competitions to volunteering for the Kansas Department of Wildlife.

Rocco LaVista, VP of Business Development for American Rebel Holdings, Inc.

Mr. LaVista was appointed as Vice President of Business Development on April 9, 2021. Rocco has worked in the financial services industry for the past 25 years and formed Gurkha Consulting LLC, a full-service business consultancy specializing in start-ups to small companies, in early 2017. Upon graduating Cum Laude from Fairleigh Dickinson University in 1994 with a B.S in Accounting, he began his career in the accounting departments at The Dreyfus Corporation and Mitchell Hutchins Asset Management before joining PaineWebber and embarking on an 18 year journey as a registered representative. He has held various FINRA licenses, including the Series 7, 24, 63 and 65. He is currently a licensed Life & Health Insurance producer in the State of NJ. During his tenure as a stockbroker, Rocco was very active in placing Investment Banking deals including Private Placements, Secondary Offerings, PIPEs, NASDAQ Uplistings, SPACs, Convertibles, Bridge Financings, and IPOs. Mr. LaVista is also an officer and director of Beverage USA Holdings, Inc., a private beverage company.

Limitation of Liability of Directors

Pursuant to the NRS, the Company’s Articles of Incorporation exclude personal liability for its directors for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a director receives an improper personal benefit. This exclusion of liability does not limit any right which a director may have to be indemnified and does not affect any director’s liability under federal or applicable state securities laws. The Company has agreed to indemnify its directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a director if he acted in good faith and in a manner he believed to be in the Company’s best interests.

Election of Officers

Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Involvement in Certain Legal Proceedings

During the past ten years none of our executive officers have been involved in any legal proceedings that are material to an evaluation of their ability or integrity; namely: (1) filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his/her involvement in any type of business, securities or banking activities; or (4) been found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

Executive Compensation

General Philosophy

Our Board is solely responsible for establishing and administering our executive and director compensation plans, if any.

Executive Compensation

The following table sets forth the salaries and director fees we paid to our current executive officer(s) during the fiscal year ended December 31, 2020 and 2019, respectively:

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Charles A. Ross, Jr. (1)	2020	-	-	-	-	-	-	180,250(2)	180,250
CEO, CFO and Director	2019	-	-	817,500(3)	-	-	-	200,000(2)	1,017,500

Doug E. Grau(4)	2020	-	-	-	-	-	-	120,000(2)	120,000
President and Director	2019	-	-	900,000(5)	-	-	-	120,000(2)	1,020,000

(1)During the years ended December 31, 2020 and 2019, the Company had no formal employment arrangement with Mr. Ross for services. Mr. Ross’ compensation was not based on any percentage calculations. The board made all decisions determining the amount and timing of payment for his compensation.

(2)Represents cash compensation paid to the named executive officer.

(3)In September 2019, Mr. Ross received a grant of 2,725,000 shares of common stock, with a deemed value of $0.30 per share

(4)Mr. Grau was appointed as an officer on February 12, 2020. Prior to such appointment, Mr. Grau worked for the Company as a non-executive officer.

(5)In September 2019, Mr. Grau received a grant of 3,000,000 shares of common stock, with a deemed value of $0.30 per share.

Employment Agreements

Effective January 1, 2021, the Registrant entered into employment agreements with Charles A. Ross, Jr., its CEO, and Doug E. Grau, its President. These agreements were amended in April of 2021. Further, on April 9, 2021, the Registrant entered into employment agreements with Ronald A. Smith, its COO, and Rocco LaVista, its VP of Business Development.

Charles A. Ross, Jr. Employment Agreement and Amendment -

In general, Mr. Ross’ employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The original term of Mr. Ross’ employment agreement runs from January 1, 2021 until December 31, 2025.

Mr. Ross’ employment agreement provides for an initial annual base salary of $180,000, which may be adjusted by the board of directors of the Registrant. Pursuant to the amendment to his employment agreement, dated April 9, 2021, Mr. Ross agreed to reduce his salary to $6,667 per month for a six-month period.

In addition, Mr. Ross is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Registrant’s board of directors.

Further, the Registrant granted and issued Mr. Ross 50,000 shares of Series A - Super Voting Convertible Preferred Stock. Pursuant to the amendment to his employment agreement, the Registrant authorized for issuance 4,000,000 shares of common stock to Mr. Ross, with such shares only being issued upon amendment to the Registrant’s Articles of Incorporation to increase the authorized shares of common stock.

In the event of a termination of employment with the Registrant by the Registrant without “cause” or by Mr. Ross for “Good Reason” (as defined in the employment agreement), Mr. Ross would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to 12-months base salary; and (iii) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with the Registrant by the Registrant for “cause” (as defined in the employment agreement), by reason of incapacity, disability or death, Mr. Ross, or his estate, would receive a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment, disability or death.

In the event of a termination of Mr. Ross’ employment with the Registrant by reason of change in control (as defined in the employment agreement), Mr. Ross, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to twelve (12) months Salary plus 100% of his prior year’s Bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Ross’ employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.1 to the Form 8-K filed on March 2, 2021. A copy of the amendment to Mr. Ross’ employment agreement was attached as Exhibit 10.36 to the Form 10-K filed on May 17, 2021.

Doug E. Grau Employment Agreement and Amendment-

In general, Mr. Grau’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The original term of Mr. Grau’s employment agreement runs from January 1, 2021 until December 31, 2025.

Mr. Grau’s employment agreement provides for an initial annual base salary of $120,000, which may be adjusted by the board of directors of the Registrant. Pursuant to the amendment to his employment agreement, dated April 9, 2021, Mr. Grau agreed to reduce his salary to $6,667 per month for a six-month period.

In addition, Mr. Grau is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Registrant’s board of directors.

Further, the Registrant granted and issued Mr. Grau 50,000 shares of Series A - Super Voting Convertible Preferred Stock. Pursuant to the amendment to his employment agreement, the Registrant authorized for issuance 4,000,000 shares of common stock to Mr. Grau, with such shares only being issued upon amendment to the Registrant’s Articles of Incorporation to increase the authorized shares of common stock.

In the event of a termination of employment with the Registrant by the Registrant without “cause” or by Mr. Grau for “Good Reason” (as defined in the employment agreement), Mr. Grau would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to 12-months base salary; and (iii) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with the Registrant by the Registrant for “cause” (as defined in the employment agreement), by reason of incapacity, disability or death, Mr. Grau, or his estate, would receive a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment, disability or death.

In the event of a termination of Mr. Grau’s employment with the Registrant by reason of change in control (as defined in the employment agreement), Mr. Grau, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to twelve (12) months Salary plus 100% of his prior year’s Bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Grau’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.2 to the Form 8-K filed on March 2, 2021. A copy of the amendment to Mr. Grau’s employment agreement was attached as Exhibit 10.37 to the Form 10-K filed on May 17, 2021.

Ronald A. Smith Employment Agreement -

In general, Mr. Smith’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The original term of Mr. Smith’s employment agreement runs from April 9, 2021 until March 31, 2023.

Mr. Smith will not be paid a salary for his services.

In addition, Mr. Smith is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Registrant’s board of directors.

Further, the Registrant authorized for issuance 4,750,000 shares of common stock to Mr. Smith, with such shares only being issued upon amendment to the Registrant’s Articles of Incorporation to increase the authorized shares of common stock.

In the event of a termination of employment with the Registrant by the Registrant without “cause” or by Mr. Smith for “Good Reason” (as defined in the employment agreement), Mr. Smith would receive immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of Mr. Smith’s employment with the Registrant by reason of change in control (as defined in the employment agreement), Mr. Smith, would receive: (i) a lump sum payment equal to 100% of his prior year’s Bonus; and (ii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Smith’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.34 to the Form 10-K filed on May 17, 2021.

Rocco LaVista Employment Agreement -

In general, Mr. LaVista’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The original term of Mr. LaVista’s employment agreement runs from April 9, 2021 until March 31, 2023.

Mr. LaVista will not be paid a salary for his services.

In addition, Mr. LaVista is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Registrant’s board of directors.

Further, the Registrant authorized for issuance 4,000,000 shares of common stock to Mr. LaVista, with such shares only being issued upon amendment to the Registrant’s Articles of Incorporation to increase the authorized shares of common stock

In the event of a termination of employment with the Registrant by the Registrant without “cause” or by Mr. LaVista for “Good Reason” (as defined in the employment agreement), Mr. LaVista would receive immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of Mr. LaVista’s employment with the Registrant by reason of change in control (as defined in the employment agreement), Mr. LaVista, would receive: (i) a lump sum payment equal to 100% of his prior year’s Bonus; and (ii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. LaVista’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.35 to the Form 10-K filed on May 17, 2021.

Grants of Plan-Based Awards Table

None of the named executive officers received any grants of stock, option awards or other plan-based awards during the fiscal years ended December 31, 2020 and December 31, 2019. In April of 2021, our board authorized the grant and issuance of 2,145,000 shares of common stock to Mr. Ross and 2,145,000 shares of common stock to Mr. Grau. These shares will be issued only upon effectiveness of the Amendment to the Corporation’s Articles of Incorporation to increase its authorized shares of common stock.

Options Exercised and Stock Vested Table

None of the named executive officers exercised any stock options, nor were there any restricted stock units held by our named executive officers vested, during the fiscal years ended December 31, 2020 and December 31, 2019.

Outstanding Equity Awards at Fiscal Year-end Table

None of the named executive officers held any unexercised options and unvested stock awards previously awarded as of December 31, 2020.

Potential Payments upon Termination or Change-in-Control

SEC regulations state that we must disclose information regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the company. During the year ended December 31, 2020, we did not have any employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control. However, on January 1, 2021 we entered into employment agreements with Charles A. Ross, Jr. and Doug E. Grau and on April 9, 2021, we entered into employment agreements with Ronald A. Smith and Rocco LaVista. All of these agreements provide for certain payments to be made in the event of a termination of their employment agreements by reason of change in control (as defined in the employment agreements). Each of them would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment (not applicable to Smith and LaVista as they receive no salary); (ii) a lump sum payment equal to twelve (12) months Salary (not applicable to Smith and LaVista as they receive no salary) plus 100% of his prior year’s bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

Compensation of Directors

We do not have any standard arrangement for compensation of our directors for any services provided as director, including services for committee participation or for special assignments. We did not compensate any of our directors for their services.

Retirement Plans

We do not offer any annuity, pension, or retirement benefits to be paid to any of our officers, directors, or employees in the event of retirement.

Compensation Committee

We do not have a separate compensation committee. Instead, our Board reviews and approves executive compensation policies and practices, reviews salaries and bonuses for other officers, administers our stock option plans and other benefit plans, if any, and considers other matters that may be brought forth to it.

Risk Management Considerations

We believe that our compensation policies and practices for our employees, including our executive officers, do not create risks that are reasonably likely to have a material adverse effect on our Company.

Certain Relationships and Related Transactions

The following information summarizes transactions we have either engaged in for the past two fiscal years or propose to engage in, involving our executive officers, directors, more than 5% stockholders, or immediate family members of these persons. These transactions were negotiated between related parties without “arm’s length” bargaining and, as a result, the terms of these transactions may be different than transactions negotiated between unrelated persons.

Other than as set forth below, we were not a party to any transactions or series of similar transactions that have occurred during fiscal 2020 in which:

•The amounts involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years ($14,980); and

•A director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Transactions with Related Parties

The Company has agreements with related parties for services, notes payable and stock grants. See Notes to Financial Statements numbers 5, 7, 8, 11 and 12.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

Review, Approval or Ratification of Transactions with Related Persons

Although we have not adopted a formal Code of Ethics and our management intends to promote honest and ethical conduct, full and fair disclosure in our reports to the SEC and comply with applicable governmental laws and regulations, we still rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.

Director Independence

One of the Company’s directors (Mr. Lambrecht) is an independent director as defined by NASDAQ Stock Market Rule 5605(a)(2). This rule defines persons as “independent” who are neither officers nor employees of the company and have no relationships that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of May 5, 2021 or exercisable within the next 60 days thereafter, by: (i) our directors; (ii) our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding(2)
Charles A. Ross, Jr., CEO, principal executive officer, treasurer, principal financial officer and principal accounting officer (3)(4)	13,400,000	13.49%

Doug Grau, President and a Director (3)(5)	11,145,000	11.22%

Corey Lambrecht, Director (8)	1,000,000	1.01%

Ronald A. Smith, newly appointed COO and Chairman(6)	17,450,000	17.57%

Rocco LaVista, newly appointed VP of Business Development(7)	8,600,000	8.66%

Directors and executive officers as a group (5 Persons)	51,595,000	51.95%

(1)Unless otherwise noted above, the address of the persons and entities listed in the table is c/o American Rebel Holdings, Inc., 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204.

(2)Percentage is based upon 79,466,563 shares of common stock issued and outstanding, and 19,840,000 authorized but unissued, for a total of 99,306,563 shares. Figures are rounded to the nearest hundredth of a percent.

(3)Does not include 50,000 shares of Series A Preferred stock, whereby each share is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred stock on all matters presented to the stockholders of the Company for stockholder vote.

(4)Includes 1,545,000 shares of common stock authorized on March 24, 2021 but unissued and 4,000,000 shares of common stock authorized on April 9, 2021 but unissued. Such shares will be issued only upon the amendment to the Company’s Articles of Incorporation to increase its authorized shares of common stock.

(5)Includes 2,145,000 shares of common stock authorized on March 24, 2021 but unissued and 4,000,000 shares of common stock authorized on April 9, 2021 but unissued. Such shares will be issued only upon the amendment to the Company’s Articles of Incorporation to increase its authorized shares of common stock.

(6)Includes 2,000,000 five-year warrants to purchase shares of common stock at $0.10 per share. Includes 4,750,000 shares of common stock authorized on April 9, 2021 but unissued. Such shares will be issued only upon the amendment to the Company’s Articles of Incorporation to increase its authorized shares of common stock. Does not include 2,000,000 shares of common stock pledged as security for a bridge loan agreement dated April 9, 2021.

(7)Includes 2,500,000 shares of common stock authorized on March 24, 2021 but unissued and 4,000,000 shares of common stock authorized on April 9, 2021 but unissued. Such shares will be issued only upon the amendment to the Company’s Articles of Incorporation to increase its authorized shares of common stock.

(8)Includes 500,000 shares of common stock authorized on March 24, 2021 but unissued. Such shares will be issued only upon the amendment to the Company’s Articles of Incorporation to increase its authorized shares of common stock.

ACTION 3. RATIFY THE APPOINTMENT OF BF BORGERS CPA PC AS AUDITORS FOR THE NEXT YEAR

American Rebel’s board of directors selected BF Borgers CPA PC as its independent auditor for the current fiscal year ended December 31, 2021, and the Written Consent ratified that selection.

INDEPENDENT PUBLIC ACCOUNTANTS

The following table presents the fees for professional audit services rendered by BF Borgers CPA PC for the fiscal years ended December 31, 2020 and 2019 and fees billed for other services rendered during those periods. All services reflected in the following fee table for 2020 and 2019 were pre-approved, respectively, in accordance with the policy of the Board.

	December 31,	December 31,
	2020	2019
Audit fees (1)	$37,000	$37,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total Fees	$37,000	$37,000

Notes:

(1)Audit fees consist of audit and review services, consent and review of documents filed with the SEC. For fiscal year ended December 31, 2020 and December 31, 2019.

In its capacity, the Board pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board will annually approve the scope and fee estimates for the year-end audit to be performed by the Company’s independent auditors for the fiscal year. With respect to other permitted services, the Board pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual project and annual maximums. To date, the Company has not engaged its auditors to perform any non-audit related services.

OTHER MATTERS

Annual Report

A copy of the 2020 Form 10-K report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to stockholders without charge upon written request to American Rebel Holdings, Inc. Attention: Doug Grau, President, 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of American Rebel on May 28, 2021. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees. The 2020 Form 10-K is also available through the Securities and Exchange Commission’s website free of charge (www.sec.gov).

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2022 Annual Meeting must be received by American Rebel by February 1, 2022. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act. It is suggested the proposal be submitted by certified mail -- return receipt requested. Stockholders who intend to present a proposal at the 2022 Annual Meeting without including such proposal in American Rebel’s proxy statement must provide American Rebel notice of such proposal no later than April 1, 2022. American Rebel reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Where You Can Find More Information

American Rebel files annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0405. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. American Rebel’s filings are also available through the SEC’s Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 100 F Street, N.E., Room 1850, Washington, D.C. 20549-0405 at prescribed rates.

Stockholders may obtain documents by requesting them in writing or by telephone (833) 267-3235 from the Company at the following address: 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204.

This information statement is dated June __, 2021. You should not assume that the information contained in this information statement is accurate as of any date other than that date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT

REQUESTED TO SEND US A PROXY

Yours truly,

Ronald A. Smith
Chairman

Nashville, Tennessee

June __, 2021

EXHIBIT A –AMENDED AND RESTATED ARTICLES OF INCORPORATION

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

AMERICAN REBEL HOLDINGS, INC.

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, being at least eighteen (18) years of age and acting as the incorporator of the Corporation hereby being formed under and pursuant to the laws of the State of Nevada, does hereby certify that:

Article I - NAME

The exact name of this corporation is:

AMERICAN REBEL HOLDINGS, INC.

Article II - REGISTERED OFFICE AND RESIDENT AGENT

The registered office and place of business in the State of Tennessee of this corporation shall be located at 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204. The registered agent of the corporation is The Corporate Place, Inc., whose address is 601 E. Charleston Blvd, Ste 100, Las Vegas, Nevada 89104.

Article III - DURATION

The Corporation shall have perpetual existence.

Article IV - PURPOSES

The purpose, object and nature of the business for which this corporation is organized are:

(a)To engage in any lawful activity, (b) To carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

Article V - POWERS

This Corporation is formed pursuant to Chapter 78 of the Nevada Revised Statutes. The powers of the Corporation shall be those powers granted by 78.060 and 78.070 of the Nevada Revised Statutes under which this corporation is formed. In addition, the corporation shall have the following specific powers:

(a)To elect or appoint officers and agents of the corporation and to fix their compensation; (b) To act as an agent for any individual, association, partnership, corporation or other legal entity; (c) To receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, association, partnerships, corporations, or governments; (d) To receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus; (e) To make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

Article VI - CAPITAL STOCK

Section 1. Authorized Shares. The total number of shares which this corporation is authorized to issue is (i) 600,000,000 shares of Common Stock of $0.001 par value and (ii) 10,000,000 shares of Preferred Stock of $0.001 par value, of which; 100,000 are designated as Series A Convertible Preferred Stock, and 250,000 are designated as Series B Convertible Preferred Stock. The authority of the Corporation to issue non-voting convertible and/or non-voting non-convertible preferred shares together with additional classes of shares may be limited by resolution of the Board of Directors of the Corporation. Preferred shares and additional classes of shares may be issued from time to time as the Board of Directors may determine in their sole judgment and without the necessity of action by the holders of Shares.

Series A Preferred Designation

The rights, preferences, restrictions and other matters relating to the Series A Convertible Preferred Stock are as follows:

Section 1.Designation and Amount. There is hereby authorized to be issued out of the authorized and unissued shares of preferred stock of the Corporation a class of preferred stock designated as the “Series A – Super Voting Convertible Preferred Stock” (“Series A Preferred Stock”) and the number of shares constituting such class shall be 100,000.

Section II.Voting Rights. Holders of the Series A Preferred Stock shall be entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred Stock on all matters presented to the stockholders of the Corporation for stockholder vote which shall vote along with holders of the Corporation’s Common Stock on such matters.

Section III.Redemption Rights. The Series A Preferred Stock is not redeemable by the Corporation.

Section IV.Protective Provisions. So long as any shares of Series A Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the Holders of the Series A Preferred Stock which is entitled, other than solely by law, to vote with respect to the matter, and which Preferred Stock represents at least a majority of the voting power of the then outstanding shares of such Series A Preferred Stock:

(a)sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of;

(b)alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares;

(c)increase or decrease (other than by redemption or conversion) the total number of authorized shares of preferred stock;

(d)authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security (i) having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends or upon liquidation, or (ii) having rights similar to any of the rights of the Series A Preferred Stock; or

(e)amend the Corporation’s Articles of Incorporation or bylaws

Section V.Other Rights. Except as otherwise stated herein, there are no other rights, privileges, or preferences attendant or relating to in any way the Series A Preferred Stock, including by way of illustration but not limitation, those concerning dividend, ranking, other conversion, other redemption, participation, or anti-dilution rights or preferences.

Section VI. Definitions. As used in herein, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Common Stock” means any and all shares of the Corporation’s $0.001 par value common stock.

“Corporation” means American Rebel Holdings, Inc., a Nevada corporation, and its successors.

“Series A Preferred Stock” has the meaning ascribed to it in Section I hereof.

“Holder” means a holder of a share or shares of Series A Preferred Stock as reflected in the stock books of the Corporation.

Series B Preferred Designation

The rights, preferences, restrictions and other matters relating to the Series B Convertible Preferred Stock are as follows:

The number of shares constituting the Series B Convertible Preferred Stock shall be 250,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series B Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series B Convertible Preferred Stock.

1.DESIGNATION. The Shares are designated as the Company’s Series B Convertible Preferred Stock (the “Shares”).

2.CONVERSION. The holders of the Shares shall have conversion rights as follows (the “Conversion Rights”):

(a)Right to Convert. Each Share shall be convertible into shares of the Company’s Common Stock at a price per share of $0.07 (1 Share converts into 100 shares of Common Stock) (the “Conversion Price”), at the option of the holder thereof, at any time following the date the Company amends its Articles of Incorporation to increase its authorized shares of common stock from 100,000,000 shares to 600,000,000 shares and on or prior to the fifth (5th) day prior to a redemption Date, if any, as may have been fixed in any redemption notice with respect to the Shares, at the office of this Company or any transfer agent for such stock.

(b)Mechanics of Conversion. Before any holder of Shares shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Company or of any transfer agent for the Shares, and shall give written notice to this Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Shares, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Shares to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c)No Impairment. This Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Company, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Shares against impairment.

(d)Reservation of Stock Issuable Upon Conversion. Following the date the Company amends its Articles of Incorporation to increase its authorized shares of common stock from 100,000,000 shares to 600,000,000 shares, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Shares; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Shares, in addition to such other remedies as shall be available to the holder of such Shares, this Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Company’s Articles of Incorporation.

(e)Notice. Any notice required by the provisions of this section to be given to the holders of Shares shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Company.

3.OTHER RIGHTS. Except as otherwise stated herein, there are no other rights, privileges, or preferences attendant or relating to in any way the Shares, including by way of illustration but not limitation, those concerning dividend, ranking, other conversion, other redemption, participation, or anti-dilution rights or preferences.

4.VOTING RIGHTS. The holder of each Share shall not have any voting rights, except in the case of voting on a change in the preferences of Shares.

5.PROTECTIVE PROVISIONS. So long as any Shares are outstanding, this Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of Shares which is entitled, other than solely by law, to vote with respect to the matter, and which Shares represents at least a majority of the voting power of the then outstanding Shares:

(a)alter or change the rights, preferences or privileges of the Shares so as to affect adversely the Shares; or

(b)increase the total number of authorized Shares.

Section 2. Voting Rights of Stockholders. Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the corporation.

Section 3. Consideration for Shares. The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable.

Section 4. Stock Rights and Options. The corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights. In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.

Article VII - MANAGEMENT

For the management of the business, and for the conduct of the affairs of the corporation, and for the future definition, limitation, and regulation of the powers of the corporation and its directors and stockholders, it is further provided:

Section 1. Size of Board. The initial number of the Board of Directors shall be four (4). Thereafter, the number of directors shall be as specified in the Bylaws of the corporation, and such number may from time to time be increased or decreased in such manner as prescribed by the Bylaws. Directors need not be stockholders.

Section 2. Powers of Board. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:

(a)To make, alter, amend, and repeal the Bylaws subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors;

(b)Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the corporation, or any of them, shall be open to stockholder inspection. No stockholder shall have any right to inspect any of the accounts, books or documents of the corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the Corporation;

(c)To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the corporation, including after-acquired property;

(d)To determine whether any and, if so, what part of the earned surplus of the corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;

(e)To fix, from time to time, the amount of the profits of the corporation to be reserved as working capital or for any other lawful purpose;

(f)To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.

(g)To designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board;

(h)To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid;

(i)In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the corporation.

Section 3. Interested Directors. No contract or transaction between this corporation and any of its directors, or between this corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of N.R.S. 78.140 are met.

Section 4. Name and Address. The name and post office address of the Board of Directors which shall consist of four (4) persons who shall hold office until their successors are duly elected and qualified, are as follows:

NAME	ADDRESS
Charles “Andy” Ross, Jr.	718 Thompson Lane, Suite 108-199
Nashville, TN 37204

Ronald A. Smith	718 Thompson Lane, Suite 108-199
Nashville, TN 37204

Doug Grau	718 Thompson Lane, Suite 108-199
Nashville, TN 37204

Corey Lambrecht	718 Thompson Lane, Suite 108-199
Nashville, TN 37204

Article VIII - PLACE OF MEETING; CORPORATE BOOKS

Subject to the laws of the State of Nevada, the stockholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Nevada, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

Article IX - AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

Article X – The name and address of the incorporator who signed the original Articles of Incorporation was:

NAME	ADDRESS
David Estus.	601 E. Charleston Blvd, Suite 100
Las Vegas, Nevada 89104

Article XI - LIMITED LIABILITY OF OFFICERS AND DIRECTORS

Except as hereinafter provided, the officers and directors of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer. This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions prohibited by Nevada Revised Statutes Section 78.300.

Article XII – TRANSACTIONS WITH STOCKHOLDERS

Section 1. CONTROL SHARE ACQUISITION EXEMPTION. The corporation elects not to be governed by the provisions of NRS.§78.378 to NRS.§78.3793 generally known as the “Control Share Acquisition Statute” under the Nevada Business Corporation Law, which contains a provision governing “Acquisition of Controlling Interest.”

Section 2. COMBINATIONS WITH INTERESTED STOCKHOLDERS. The corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive, of the Nevada Business Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this ___ day of June, 2021.

Charles A. Ross, Jr., CEO